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                               AMENDMENT NO. 1 TO
                    GRANT OF EXCLUSIVE MANUFACTURING RIGHTS

     THIS AMENDMENT NO. 1 is made as of the 31st day of December, 1997 (this "Amendment"), between FAMOUS VALUE BRANDS, a division of PHILIP MORRIS INCORPORATED, a Virginia corporation with offices at 120 Park Avenue, New York, New York 10017 ("Manufacturer"), CORE-MARK INTERNATIONAL INC., a Nevada corporation with offices at 395 Oyster Point Boulevard, Suite 415, South San Francisco, California 94080 ("Parent"), CORE-MARK INTERRELATED COMPANIES, INC., a California corporation with offices at 395 Oyster Point Boulevard, Suite 415, South San Francisco, California 94080 ("Licensor"), and C/M PRODUCTS, INC., a California corporation with offices at 395 Oyster Point Boulevard, Suite 415, South San Francisco, California 94080 ("C/M Products").


                             PRELIMINARY STATEMENTS

     A. Manufacturer and Grantor entered into that certain Grant of Exclusive Manufacturing Rights dated as of July 1, 1993 (the "Grant Agreement"), providing for, among other things, each of Parent, Licensor and C/M Products to grant and convey to Manufacturer exclusive rights to manufacture for Grantor (as defined therein) any and all proprietary private label brand cigarettes

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for sale and distribution in the United States, including cigarettes utilizing the trademark(s) and package designs identified on EXHIBIT A attached thereto.

     B. Manufacturer and each of Parent, Licensor and C/M Products desire to amend certain provisions of the Grant Agreement as more particularly described herein, and to continue the Grant Agreement, as amended hereby, the Manufacturing Agreement for "Best Buy" Cigarettes, dated as of July 1, 1993, as amended by Amendment No. 1 dated as of the date hereof, between Manufacturer and C/M Products (the "Private Label Manufacturing Agreement"), and the Amended and Restated Trademark License Agreement, dated as of July 1, 1993, as amended by Amendment No. 1 dated as of the date hereof, between Manufacturer and Licensor (the "Amended and Restated Trademark License Agreement"), in full force and effect on the terms contained therein and herein.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, the parties hereto agree as follows:


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                                   ARTICLE I

                                  AMENDMENTS

     Section 1.1 AMENDMENT TO SECTION 1.2. The Grant Agreement is hereby amended by deleting Section 1.2 thereof in its entirety and inserting in lieu thereof the following new Section 1.2:

          "Section 1.2  MANUFACTURER'S ANNUAL PAYMENTS.

[Section 1.2 has been omitted and filed separately with the Commission pursuant to Rule 406.]

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     Section 1.2 AMENDMENT TO SECTION 4.1. The Grant Agreement is hereby amended by deleting Section 4.1 in its entirety and inserting in lieu thereof the following new Section 4.1:

          "Section 4.1 TERM. Unless earlier terminated pursuant to Section
     4.2 of this Agreement, this Agreement shall continue for an initial term (the "Initial Term") ending on December 31, 2001. C/M Products shall have the option, exercisable no later than ninety (90) days prior to the end of the Initial Term, to extend this Agreement for a single additional one-year term (the "Extended Term") following the expiration of the Initial Term. Thereafter, this Agreement shall continue in effect upon the same terms and conditions for one or more additional one-year periods (each a "Renewal Period") unless, at least ninety (90) days prior to the end of the Extended Term, or any successive Renewal Period, either party provides the other with written notice of its intent not to renew this Agreement."

                                  ARTICLE II

                              GENERAL PROVISIONS

     Section 2.1 PRE-EXISTING CONTRACTUAL RELATIONSHIP. C/M Products represents that the pre-existing manufacturing agreement referenced in
Section 1.3 of the Grant Agreement terminated, in accordance


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with its terms and consistent with the rights and obligations of the parties thereunder, and is no longer of any force or effect.

     Section 2.2 NO FURTHER MODIFICATION. The Grant Agreement, the Private Label Manufacturing Agreement and the Amended and Restated Trademark License Agreement shall remain in full force and effect on the terms and conditions contained therein and herein. The Grant Agreement shall not be deemed to be amended, modified or supplemented in any respect except as expressly set forth in this Amendment. For purposes of this Amendment, each of the representations and warranties of Manufacturer in Section 3.1 of the Grant Agreement shall be deemed to be made by Manufacturer on and as of the date hereof, and each of the representations and warranties of Parent, Licensor and C/M Products in Section 3.2 of the Grant Agreement shall be deemed to be made by each of them on and as of the date hereof.

     Section 2.3 SEVERABILITY. If any provision of this Amendment is determined to be invalid or unenforceable, the provision shall be deemed to be severable from the remainder of this Amendment and shall not cause the invalidity or unenforceability of the remainder of this Amendment.


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     Section 2.4 GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York (other than the choice of law provisions thereof).

     Section 2.5 ENTIRE AGREEMENT. The Grant Agreement, as amended by this Amendment, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, contracts, negotiations and understandings between them (other than the Private Label Manufacturing Agreement and the Amended and Restated Trademark License Agreement).

     Section 2.6 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


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     IN WITNESS WHEREOF, this Amendment No. 1 to the Grant Agreement has been duly executed as of the date first above written.

FAMOUS VALUE BRANDS,
 a division of
PHILIP MORRIS INCORPORATED,
 a Virginia corporation


By: /s/ Roy Anise
   ---------------------------
   Name: Roy Anise
   Title: VP - Discount Brands
   Dated: 12/29/97

CORE-MARK INTERNATIONAL INC.


By: /s/ Robert A. Allen
   ---------------------------
   Robert A. Allen
   President

Dated: 12/16/97

C/M PRODUCTS, INC.


By: /s/ Robert A. Allen
   ---------------------------
   Robert A. Allen
   President

Dated: 12/16/97

CORE-MARK INTERRELATED COMPANIES, INC.


By: /s/ Robert A. Allen
   ---------------------------
   Robert A. Allen
   President

Dated: 12/16/97


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